                                                                   Exhibit 10.22

  PATENT LICENSE AGREEMENT FOR THE USE OF AC-3 TECHNOLOGY IN THE MANUFACTURE
  --------------------------------------------------------------------------
                                 OF DVD DISCS
                                 ------------


This Agreement having an effective date of October 1, 1999 by and between U.S. PHILIPS CORPORATION, having its principal office at 580 White Plains Road, Tarrytown, New York 10591 (hereinafter referred to as "Philips")

and

Future Media Productions, Inc., having its principal office at 25136 Anza Drive, Valencia, California 91355 (hereinafter referred to as "Licensee")


WHEREAS, Licensee is engaged in the manufacture of DVD-Video and DVD-ROM Discs (together hereinafter referred to as "DVD Discs") and, in the process of such manufacture, is making use of the technology developed by Dolby Laboratories and known as AC-3;

WHEREAS, Koninklijke Philips Electronics N.V. (hereinafter referred to as "Philips"), Institut fur Rundfunk Technik G.m.b.H. of Munchen, Germany, (IRT) and the Centre Commun d'Etudes Telediffusion et Telecommunications of Cesson-Sevigne, France (CCETT) own certain patents rights relating to the AC-3 technology, these patent rights (hereinafter referred to as "Licensed Patents") are listed in Annex 1 hereto;

WHEREAS, USPC has been authorized by Philips, IRT and CCETT to grant licenses for the use of the Licensed Patents in connection with the use of the AC-3 technology.

WHEREAS, Licensee wishes to be licensed under the Licensed Patents in connection with the manufacture of DVD-Discs making use of AC-3 and Philips is willing to grant such license in accordance with the provisions hereof;

IT IS HEREBY AGREED AS FOLLOWS:


                            Article 1 - Definitions
                            -----------------------

1.01 "Disc": a non-recordable reflective disc-shaped information carrier comprising any kind of information such as, but not limited to, audio,- video-, text- and/or data-related information, which is irreversibly stored in one or more layers during and as an integral part of the manufacturing process of the disc in a form which is optically readable by play-back devices.

1.02 "Player": a playback device for optically reading information stored on a Disc and converting such information into electrical signals for reproduction purposes.

1.03 "DVD-Video Disc/DVD-ROM Disc": a replicated Disc comprising any kind of information such as, but not limited to, audio,- video,- text,- and/or data-related information, encoded in digital form, which is optically readable by a DVD-Video Player or a DVD-ROM Player.

1.04 "DVD-Video Player/DVD-ROM Player": a Player which is designed and manufactured specifically for the reproduction of information stored on a DVD Disc and the conversion of such information, which is bit-encoded according to the DVD-Video and DVD-ROM Standard Specifications, into electrical signals by means prescribed in the DVD-Video and DVD-ROM Standard Specifications, which electrical signals are directly capable and intended to be used for visual reproduction through standard television receivers and/or television monitors, or for reproduction of video, text and data related information through data handling and/or data processing equipment, (the DVD-Video Player and DVD-ROM Player together referred to as "DVD Player").

1.05  "Licensed Product(s)": DVD Discs incorporating AC-3 technology.

1.06  "Licensed Patents": The patents as listed in Annex I hereto.

      The word "essential" as used in relation to patent rights in this Agreement shall refer to patent rights, the use of which is necessary (as a practical matter) for the use of the AC-3 technology in connection with the Licensed Products.

1.07 "Associated Company": any business entity, in which Philips, IRT, CCETT or Licensee controls, directly or indirectly, more than fifty percent (50%) of the shares entitled to vote for the election of directors, but any such business entity shall be deemed an Associated Company only for as long as such control exists.

1.08 "Territory"; the geographic area known as the United States of America, its territories and possessions.


                         Article 2 -- Grant of rights
                         ----------------------------

2.01 For the term of this Agreement and subject to the provisions hereof, USPC hereby grants to Licensee and its Associated Companies a non-exclusive, non-transferable license under the Licensed Patents to use the AC-3 technology in the manufacture of Licensed Products within the Territory and to use, sell or otherwise dispose of Licensed Products so manufactured in all countries of the world.

2.02 In consideration of the undertakings set forth in Articles 2.01, Licensee agrees to grant to Philips, IRT, CCETT and their respective Associated Companies, for a period of ten years from the Effective Date (as hereinafter defined), non-exclusive, non-transferable licenses, on reasonable, non-discriminatory conditions comparable to those set forth herein, to use the AC-3 technology in the manufacture of DVD Discs and to use, sell or otherwise dispose of DVD Discs so manufactured in all countries of the world, under any and all present and future patent rights, for which Licensee or its Associated Companies may now have or may hereafter acquire the right to grant licenses and which are essential to the use of AC-3 technology in the manufacture of DVD Discs and the subsequent use, sale or other disposal thereof, and which patent rights were first filed in any country of the world up to the date of termination of this Agreement.


                  Article 3 - Roya1ties, Reports and Payments
                  -------------------------------------------

3.01 In consideration of the rights granted hereunder by USPC to Licensee, Licensee agrees to pay to USPC, a royalty of US$0.003 (three tenths of a US dollar cent) on each Licensed Product sold by Licensee or any of its Associated Companies, in which any one or more Licensed Patent(s) is (are) used, irrespective of whether such licensed Patent(s) is (are) used in the country of manufacture, use, sale or other disposal.

      A Licensed Product shall be considered sold when invoiced or, if not invoiced, when delivered by any party or otherwise disposed of to a party other than Licensee or an Associated Company of Licensee.

      For the avoidance of doubt, in the event that none of the Licensed Patents would be infringed by the manufacture of Licensed Products within the Territory, Licensee shall have no obligation to pay the royalties due on the basis of this Agreement in respect of Licensed Products manufactured within the Territory and which are directly exported for final use to a country in which no Licensed Patents subsist.

3.02 Within thirty (30) days following 31 March, 30 June, 30 September and 31 December of each year during the term of this Agreement, Licensee shall submit to USPC (even in the event that no sales have been made) a written statement, signed by a duly authorized officer on behalf of Licensee, setting forth with respect to the preceding quarterly period:

      (1) the quantities of Licensed Products manufactured and sold by Licensee and its Associated Companies:

      (2) a computation of the royalties due under this Agreement.

      Licensee shall submit to USPC, once per calendar year, a written statement by its external auditors, who shall be independent certified accountants, confirming that the quarterly royalty statements as submitted by Licensee to USPC for the last four quarterly periods, were true, complete and accurate in every respect.

      Licensee shall pay the royalties due to USPC concurrently with the submission of the aforementioned written statement.

3.03 Within 30 days following the expiration or termination of this Agreement, Licensee shall submit to USPC a certified report on the number of Licensed Products in stock at the time of expiration or termination of this Agreement. Royalties shall be due and payable on all Licensed Products manufactured prior to, but remaining in stock with Licensee and/or its Associated Companies at the date of expiration or termination of this Agreement. For the purpose of royalty computation, all Licensed Products in stock will be deemed to have been sold or otherwise disposed of in the same countries and in proportionally the same quantities as in the last two full reporting quarters during the term of this Agreement. For the avoidance of doubt, this Article 3.03 shall be without prejudice to the provisions of Article 5.05.

3.04 Any payments which are not made on the dates specified herein, shall accrue interest at the rate of two percent (2%) per month or the maximum amount permitted by law, whichever is lower.

3.05 All payments to USPC under this Agreement shall be made by transfer in such currency, convertible in the sense of Articles VIII and XIX of the Articles of Agreement of the International Monetary Fund, as designated by USPC. The rate of exchange for converting the currency of the Territory shall be the telegraphic transfer selling rate of the designated currency (or other convertible currency as the case may be) in terms of the currency officially quoted in the Territory by the officially authorized foreign exchange bank for payment of currency transactions on the day that the amount is due and payable.

3.06 All costs, stamp duties, taxes and other similar levies arising from or in connection with the conclusion of this Agreement shall be borne by Licensee. However, in the event that the government of a country imposes any income taxes on payments made by Licensee to USPC hereunder and requires Licensee to withhold such tax from such payments, Licensee may deduct such tax from such payments. In such event, Licensee shall promptly provide USPC with tax receipts issued by the relevant tax authorities so as to enable USPC to support a claim for credit against income taxes which may be payable by USPC.

3.07 Licensee shall maintain complete and accurate books and records covering all sales or other disposals of Licensed Products by Licensee and/or its Associated Companies, for a period of three (3) years following such sales or other disposals.

      In order to verify the accuracy of the royalty statements mentioned in
      Article 3.02, USPC shall have the right to inspect such books and records of Licensee and/or its Associated Companies from time to time, but not more than once per calendar year, by an independent certified accountant appointed by USPC. Such inspection shall be conducted at USPC's own expense provided that if any discrepancy or error exceeding three percent (3%) of the monies actually due is established, the cost of such inspection shall be borne by Licensee, without prejudice to any other claims that USPC may have under this Agreement or under applicable law.

3.08 Without prejudice to the provisions of Article 3.07, Licensee shall provide relevant additional information as USPC may reasonably request from time to time to enable USPC to ascertain which products manufactured, sold or otherwise disposed of by Licensee and/or its Associated Companies are subject to the payment of royalties to USPC hereunder, the patent rights which have been used in connection with such products, and the amount of royalties payable.

3.09 Within thirty (30) days after execution of this Agreement, Licensee shall pay to USPC a royalty, calculated in accordance with the provisions of
      Article 3.01, on products which would have been Licensed Products under this Agreement and were manufactured, used, sold or otherwise disposed of by Licensee and/or its Associated Companies before the Effective Date of this Agreement and shall submit to USPC concurrently with this royalty, as calculated herein, a royalty statement in respect of such products, in accordance with Article 3.02. Upon the payment of this royalty, as calculated herein, such products shall become Licensed Products.

                  Article 4 - No Warranty and Indemnification
                  -------------------------------------------

4.01 It is acknowledged by the parties hereto that third parties may own industrial and/or intellectual property rights in the field of AC-3 and Licensee acknowledges and agrees that USPC, Philips, IRT and CCETT and their respective Associated Companies make no warranty whatsoever that the use of the AC-3 technology or the manufacture, use, sale or other disposal of any Licensed Product will be free from infringement of any industrial and/or intellectual property rights other than the Licensed Patents.

                       Article 5 - Term and Termination
                       --------------------------------

5.01 This Agreement shall enter into force on the "Effective Date", being the date first written above, or, in the case validation of this Agreement is required by the competent governmental authorities, the date of such validation. This Agreement shall remain in force for a period of ten (10) years from the Effective Date, unless terminated earlier in accordance with the provisions of this Article 5.

5.02 Without prejudice to the provisions of Article 5.03 through 5.05, each party may terminate this Agreement at any time by means of written notice to the other party in the event that the other party fails to comply with any material obligation under this Agreement and, such failure is not remedied within thirty (30) days after receipt of a notice specifying the nature of such failure and requiring it to be remedied. Such right of termination shall not be exclusive of any other remedies or means of redress to which the non-defaulting party may be lawfully entitled and all such remedies shall be cumulative. Any such termination shall not affect any royalties or other payment obligations under this Agreement accrued prior to such termination.

5.03 USPC may terminate this Agreement forthwith by means of notice in writing to Licensee in the event that a creditor or other claimant takes possession of, or a receiver, administrator or similar officer is appointed over any of the assets of Licensee or in the event that Licensee makes any voluntary arrangement with its creditors or becomes subject to any court or administration order pursuant to any bankruptcy or insolvency law.

5.04 USPC shall have the right to terminate this Agreement forthwith or to revoke the license granted under any of USPC's, Philips', IRT's or CCETT's respective patent rights in the event that Licensee or any of its Associated Companies brings a lawsuit or other proceeding for infringement of any of its patents essential for the use of the AC-3 technology in the manufacture of DVD Discs and/or the use, sale or other disposal thereof against USPC, Philips, IRT or CCETT and/or any of their respective Associated Companies respectively and Licensee refuses to grant licenses under such patents on fair and reasonable terms to USPC, Philips, IRT and CCETT respectively.

5.05 Upon the termination by USPC for any reason pursuant to Article 5.02 through 5.04, Licensee shall immediately cease the manufacture, sale or other means of disposal of Licensed Products in which the Licensed Patents are used. Further, upon such termination, any and all amounts outstanding hereunder shall become immediately due and payable.

                          Article 6 - Miscellaneous
                          -------------------------

6.01 Any notice or request required or permitted to be given under or in connection with this Agreement or the subject matter hereof shall be in writing and shall be deemed to have been sufficiently given when, if given to Licensee, it is addressed to:

      Future Media Productions, Inc.
      25136 Anza Drive
      Valencia, California 91355

      in respect of USPC, to:

      U.S. Philips Corporation
      580 White Plains Road
      Tarrytown, New York 10591
      Fax. No.: 914-332-0615

      and sent in each case by telecopy and Registered Mail, postage prepaid. The date of mailing shall be deemed to be the date on which such notice of request has been given. Either party may give written notice of change of address and, after notice of such change has been received, any notice or request required to be given shall thereafter be given to such party at such changed address in the manner as provided above.

6.02 This Agreement sets forth the entire understanding and agreement between the parties as to the subject matter hereof and supersedes and replaces all prior arrangements, discussions and understandings between the parties specifically relating thereto. Neither party shall be bound by any obligation, warranty, waiver, release or representation, except as expressly provided herein, or as may subsequently be agreed in writing between the parties.

6.03  Nothing contained in this Agreement shall be construed:

      (a) as imposing on either party any obligation to instigate any suit or action for infringement of any of the patent rights licensed hereunder or to defend any suit or action brought by a third party which challenges or relates to the validity of any of such patent rights. Licensee shall have no right to instigate any such suit or action for infringement of any of the patent rights licensed by USPC hereunder, nor the right to defend any such suit or action which challenges or relates to the validity of any such patent right licensed by USPC hereunder;

      (b) as imposing any obligation to file any patent application or to secure any patent or to maintain any patent in force;

      (c) as conferring any license or right to copy or imitate the appearance and/or design of any product;

      (d) as conferring any license under the patent rights licensed pursuant to Article 2 hereof, to manufacture, use, sell or otherwise dispose of any product or device other than a Licensed Product.

6.04 Neither the failure nor delay of either party to enforce any provisions of this Agreement shall constitute a waiver of such provision or of the right of either party to enforce each and every provision of this Agreement.

6.05 Should any provision of this Agreement be finally determined void or unenforceable in any judicial proceeding, such determination shall not affect the operation of the remaining provisions hereof.

6.06 This Agreement and all disputes, claims or controversies arising out of or in any way relating to, this Agreement ("Dispute") shall be governed by and construed, and any claim or controversy arising with respect thereto shall be determined, in accordance with the laws and in the competent courts of the State of New York. The parties hereto consent to the personal jurisdiction of the competent courts of the State of New York for the purpose of prosecuting or resolving any such Dispute.

AS WITNESS, the parties hereto have caused this Agreement to be signed on the date first written above.


U.S. PHILIPS CORPORATION                   FUTURE MEDIA PRODUCTIONS, INC.

/s/ Algy Tamoshunas                        /s/ Louis Weiss
---------------------------------          --------------------------------
Algy Tamoshunas                            Name: Louis Weiss

Title: VP                                  Title  CFO
      ---------------------------                --------------------------

Date:  2/8/00                              Date:  1/21/00
      ---------------------------                --------------------------

                     DVD - Video/ROM Disc Patent List AC3

---------------------------------------------------------------------------------------------------------------------------------
Licensor's          Priority DOC/       Title                                         US Patent PS             JP Patent PS
Ref. No.            Priority Date                                                     Appln. No/Exp. date      Publ.PPU/Exp. date
---------------------------------------------------------------------------------------------------------------------------------
IRT-2               DE 3,639,753        Method for transfer of digital audio signals    PS 4,972,484             PS 1.501.435
                    21.11.1986                                                          20.11.2007               20,11,2007
---------------------------------------------------------------------------------------------------------------------------------
IRT-3               DE3.440.613         Method for digitally transferring a broadcast
                    07.11.1984          program signal
---------------------------------------------------------------------------------------------------------------------------------
N 13.241            NL 89.01402         Universal subband coder format                 PS 5, 323,396           PPU 91-24834
                    02.06.1989                                                         21.06.2011              01.06.2010
                    NL 90.00338                                                        PS 5,606,618
                    13.02.1990                                                         23.07.2013
                                                                                       PS 5,777,992
                                                                                       21.06.2011
                                                                                       PS 5,539,829
                                                                                       23,07.2013
                                                                                       A 08/488,536
                                                                                       PS 5,530,655
                                                                                       25.06.2013
---------------------------------------------------------------------------------------------------------------------------------
Q 93.002            08/032915           Matrixing of bit rate reduced signals          PS 5,481,643
                    18.03.1993                                                         18.03.2013
---------------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents considered to be concluded as an integral part of this list.

                     MPEG-2 AUDIO PATENT LICENSE AGREEMENT
                     -------------------------------------

This Agreement is entered into this 1st day of October, 1999 by and between


U.S. PHILIPS CORPORATION., having its principal office at 580 White Plains Road, Tarrytown, New York 10591, (hereinafter referred to as "USPC")

and

FUTURE MEDIA PRODUCTIONS, INC., having its principal office at 25136 Anza Drive, Valencia, California 91355 (hereinafter referred to as "Licensee")

WHEREAS the parties hereto have entered into a DVD Video Disc and DVD ROM Disc Patent License Agreement (hereinafter referred to as the "DVD Agreement"), whereby USPC has granted to Licensee the right to use certain patent rights owned by Koninklijke Philips Electronics N.V., Sony Corporation and Pioneer Electronic Corporation, respectively in connection with the manufacture and sale of Licensed Products (as defined in the DVD Agreement);

WHEREAS Philips, together with the Institut fur Rundfunk Technik G.m.b.H. of Munchen (Germany) and the Centre Commun d'Etudes Telediffusion et Telecommunications of CessonSevigne (France) own certain patents rights relating to the MPEG-2 Audio technology, which are being used in connection with the manufacture of Licensed Products (as defined in the DVD Agreement); these patent rights (hereinafter referred to as "the MPEG-2 Audio Patents") are listed in Annex I hereto;

It is hereby agreed as follows:

USPC hereby grants to Licensee and its Associated Companies and Licensee hereby accepts the right to use the MPEG-2 Audio Patents solely for the decoding of digital audio signals in accordance with the ISO/IEC 13818-3 MPEG-2 Audio Standard in connection with the manufacture of Licensed Products (as defined in the DVD Agreement), for no additional royalty consideration and for the duration of the DVD Agreement, provided that Licensee fully complies with all its obligations under the DVD Agreement.

Further, Licensee and its Associated Companies shall have the right to use the MPEG-2 Audio logo on Licensed Products manufactured by it (them) in accordance with the provisions of this Agreement and the DVD Agreement.

In addition to the reporting of Licensed Products in accordance with Article
4.03 of the DVD Agreement, Licensee shall also report the quantities of Licensed Products making use of the above-mentioned MPEG-2 Audio Standard.

The relevant provisions of the DVD Agreement shall apply, mutatis mutandis, to this Agreement.

Signed for and on behalf of:

U.S. PHILIPS CORPORATION                     FUTURE MEDIA PRODUCTIONS, INC.

/s/ Algy Tamoshunas                          /s/ Louis Weiss
--------------------------------             --------------------------------
Algy Tamoshunas

Title:  VP                                   Title:  CFO
       -------------------------                    -------------------------

Date:  2/8/00                                Date:  01/21/00
      --------------------------                   --------------------------

                 DVD - Video/ROM Disc Patent List MPEG 2 Audio

---------------------------------------------------------------------------------------------------------------------------
 Licensor's       Priority DOC/      Title                               US Patent PS             JP Patent PS
 Ref. No.         Priority Date
                                                                         Appln. No/Exp. date      Publ. PPU/Exp. date
---------------------------------------------------------------------------------------------------------------------------
 PCT-IRT          DE 36 39 753/      Method for transfer of digital      PS 4,972,484/           A 01-501.435/
                  21.11.1986         audio signals.
                                                                         20.11.2007               .......2007
---------------------------------------------------------------------------------------------------------------------------
 IRT-1            DE 41.02.324/      Method for transfer of digital      WO-92.13396/            WO-92.13396/
                  26.01.1991         subband coded audio signals by
                                     use of scaling factors.             ........                 27.06.2011
---------------------------------------------------------------------------------------------------------------------------
 IRT-2            DE 41.24.493/      Method for transfer of digital bit  WO-93.02508/             WO-93.02508/
                  24.07.1991         rate reduced audio signals using
                                     an overall monitoring threshold.    ........                 21.07.2012
---------------------------------------------------------------------------------------------------------------------------
 IRT-3            DE 34.40.613/      Method for digitally transferring          -                           -
                  07.11.1984         a broadcast program signal.
---------------------------------------------------------------------------------------------------------------------------
 IRT-4            DE 42.29.372/      Method for transfer of the bitrate         -                           -
                  03.09.1992         allocation information in a digital
                                     bit rate reduced audio coding
                                     method.
---------------------------------------------------------------------------------------------------------------------------
 F 85.506         FR 85-01429/       Digital analysis/synthesis
                                     filter bank.                               -                           -
                  01.02.1985
---------------------------------------------------------------------------------------------------------------------------
 Q 89.018         EP 89.201.408/     Digital transmission system using   PS 5,214,678/            PPU 91-82,233/
                  02.06.1989         subband coding of digital signals.
                                                                         25.05.2010               02.06.2010
--------------------------------------------------------------------------------------------------------------------------       -

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this considered to be concluded as an integral part of this list.

                DVD - Video/ROM Disc Patent List MPEG 2 Audio

---------------------------------------------------------------------------------------------------------------------------
 Licensor's       Priority DOC/      Title                                  US Patent PS             JP Patent PS
 Ref. No.         Priority Date
                                                                            Appln. No/Exp. date      Publ. PPU/Exp. date
----------------------------------------------------------------------------------------------------------------------------
 N 12.967        NL 89.01402/        Universal subband coder format.        PS 5,323,396/            PPU 91-24,834/
                 02.06.1989                                                 21.06.2011               01.06.2010
 N 13.241        NL 90.00338/                                               PS 5,777,992/
                 12.02.1990                                                 .....
                                                                            PS 5,539,829/
                                                                            23.07.2013
                                                                            A 08-488,536/
                                                                            .....
                                                                            PS 5,530,655/
                                                                            25.06.2013
----------------------------------------------------------------------------------------------------------------------------

 N 14.361        EP 93.200156.3/     Three channel transmission of L-,      PS 5,610,985/            PPU 94-318,922/
                                     R- and Centre
                 22.01.1993                                                 21.01.2014               21.01.2014
----------------------------------------------------------------------------------------------------------------------------

 N 14.615        EP 93.203.000.0/    SB splitting prior to multiplexing     PS 5,544,247/            A 95-5l2,501/
                 27.03.1993          signals L, R, C.                       25.10.2014
                                                                            PS 5,818,943/            18.10.2014
                                                                            25.10.2014
                                                                            ......
                                                                            25.10.2014
----------------------------------------------------------------------------------------------------------------------------
 Q 93.002         US A08-032915/      Matrixing of bitrate reduces           PS 5,481,643/               -
                  18.03.1993          signals
                                                                            18.03.2013
----------------------------------------------------------------------------------------------------------------------------
 N 15.812        EP 96.201.261.3/    Audio frequency scalability            A 08-852,761/            A 97-539,685/
                                     on DVD
                 08.05.1996
                                                                            07.05.2017               30.04.2017
----------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this considered to be concluded as an integral part of this list.

              DVD - Video/ROM Disc Patent List MPEG 2 Audio

---------------------------------------------------------------------------------------------------------------------------
 Licensor's       Priority DOC/      Title                                   US Patent PS              JP Patent PS
 Ref. No.         Priority Date
                                                                             Appln. No/Exp. date       Publ. PPU/Exp. date
----------------------------------------------------------------------------------------------------------------------------
 N 15.808         EP 96.201.259.7/   Selection of Masked thresholds           A08-826,919/             A97-536,003/
                  08.05.1996
                                                                              09.04.2017               02.04.2017
----------------------------------------------------------------------------------------------------------------------------
 N 15.787         EP 96.201216.7/    N channel transmission compatible
                  02.05.1996         with 2- and 1-channel transmission.      A 08-795,120/            A97-528,333/
                                                                              07.02.2017               31.01.2017
----------------------------------------------------------------------------------------------------------------------------
 N 15.760         EP 96.200.937.9/   Multi channel encoding                   A 08-826,916/            A97-536,00l/
                  10.04.1996
                                                                              09.04.2017               01.04.2017
----------------------------------------------------------------------------------------------------------------------------
 N 15.678         EP 96.200.274.7/   7-channel backwards compatible           PS 5,850,456/            A97-528,329/
                  08.02.1996         encoding.
                                                                              06.02.2017               24.01.2017
----------------------------------------------------------------------------------------------------------------------------
 N 14.834         EP 94.201.214.7/   Intensity stereo coding on subband       PS 5,850,418/            PPU 97-512,971/
                  02.05.1994         signals.
                                                                              01.05.2015               25.04.2015
----------------------------------------------------------------------------------------------------------------------------
 N 15.653         EP 96.200.063.4/   Change bitpool to obtain constant
                  12.01.1996         bitrate output.                          A 08-768,353/            A97-525,026/

                                                                              17.12.2016               11.12.2016
----------------------------------------------------------------------------------------------------------------------------
 N 15.516         EP 95.202866.0/    Repeated coding/decoding with
                  24.10.1995         variable delay.                          A 08-738,990/            PPU 98-512,131/

                                                                              24.10.2016               18.10.2016
----------------------------------------------------------------------------------------------------------------------------

All corresponding patent applications, patents, divisions, continuations and reissues based upon any of the patent applications or patents of this considered to be concluded as an integral part of this list.